DATED 2024

SHARE AND NOTE EXCHANGE AGREEMENT
relating to
the issued share and note capital of
REDCLOUD TECHNOLOGIES LIMITED

5 New Street Square | London EC4A 3TW
Tel +44 (0)20 7300 7000
Fax +44 (0)20 7300 7100
DX 41 London
www.taylorwessing.com

TaylorWessing

Index

Clause No. **Page No.**

THIS AGREEMENT is made on ___________________________ 2024

BETWEEN

(1) **THE PERSONS** whose names and addresses are set out in part 1 of schedule 1 (the "**Sellers**");

(2) **THE NOTEHOLDERS** whose names and addresses are set out in part 2 of schedule 1 (the "**Noteholders**");

(3) **REDCLOUD HOLDINGS PLC** (company number 15647424) whose registered office is at 50 Liverpool Street, London, England, EC2M 7PY (the "**Buyer**"); and

(4) **REDCLOUD TECHNOLOGIES LIMITED** (company number 08872820) whose registered office is at 50 Liverpool Street, London, England, EC2M 7PY (the "**Company**"), further details of which are set out in schedule 2.

INTRODUCTION

(A) The Buyer was incorporated on 15 April 2024 and has an issued share capital of 1 ordinary share of £0.001 and 1 redeemable preference share of £49,999.999 (together, the "**Subscriber Shares**"), which are both held by HRK Participations SA.

(B) The Sellers have agreed to transfer to the Buyer (in the class and numbers listed opposite each Seller's name in columns 3 and 4 (respectively) of part 1 of schedule 1) all of the issued share capital of the Company, and the Buyer has agreed to buy those shares and issue to each Seller the class and numbers of shares in the Buyer listed opposite each Seller's name in columns 5 and 6 (respectively) of part 1 of schedule 1, such class and number being the same as the Sellers' current shareholding in the Company (save that HRK Participations SA will receive one less Ordinary Share and will not receive a Redeemable Preference Share to reflect that they have already been issued the Subscriber Shares).

(C) The Company entered into convertible loan note instruments as detailed in column 3 of part 2 of schedule 1 (the "**CLNs**"), certain of which have been issued to Noteholders (as listed opposite each Noteholder's name in column 4 of part 2 of schedule 1). The Noteholders wish to novate their rights, title, interest, obligations and liability with respect to such notes to the Buyer in consideration for the Buyer entering into new convertible loan note instruments on the same terms as the CLNs and issuing to each Noteholder the number of notes in the Buyer listed opposite each Noteholder's name in column 5 of part 2 of schedule 1, such number of notes being the same as the Noteholders' current note holding in the Company.

(D) Following the completion of this agreement, each of the Sellers' shareholdings in the Buyer will be exactly proportionate to their respective shareholdings in the Company immediately prior to the entry into this agreement. In addition, following the completion of this agreement, each of the Noteholders' note holding in the Buyer will be exactly proportionate to their respective note holdings in the Company immediately prior to the entry into this agreement.

AGREED TERMS

1. **Definitions and interpretation**

1.1 In this agreement:

"**Buyer's Notes**" means the Buyer's unsecured convertible loan notes in column 5 of the table in part 2 of schedule 1;

"**Buyer's Shares**" means the class and number of shares in the Buyer listed opposite each Seller's name in columns 5 and 6 (respectively) of schedule 1;

"**Completion**" means completion of the sale and purchase of the Sellers' Shares, and the Noteholders' Notes in accordance with clause 5;

"**Confidential Information**" means all technical, commercial and other information and techniques relating to the business of the Company or owned, required for, or used by the Company;

"**Employee Shareholder**" means a former or current employee or director of the Company who holds shares in the Company;

"**Encumbrance**" includes a mortgage, charge, lien, pledge, right of pre-emption, option covenant, restriction, lease, trust, order, decree, title defect or any other security interest or conflicting claim of ownership or right to use or any other third party right;

"**FF CLA Documents**" means the FF CLA Instrument and the FF Subscription Agreement;

"**FF CLA Instrument**" means the convertible loan agreement between the Company, Future Fund and The Persons (as defined therein) dated 14 July 2020;

"**FF Subscription Agreement**" means the subscription agreement between the Company, Future Fund, and the Other CLN Lenders (as defined therein) dated 24 July 2023;

"**Future Fund**" means UK FF Nominees Ltd (company number 12591650) whose registered office is at 5 Churchill Place, 10th Floor, London, England, E14 5HU;

"**ITEPA Election**" means an election pursuant to section 431 of the Income Tax (Earnings and Pensions) Act 2003 in respect of Buyer's Ordinary Shares to be issued by the Buyer to the Sellers;

"**Noteholders' Notes**" means the issued Notes listed in part 2 of schedule 1;

"**Notes**" means the unsecured convertible loan notes created pursuant to the CLNs;

"**Note Subscription Agreement**" means the subscription agreement entered into between each Noteholder and the Company for the subscription of Notes;

"**Ordinary Shares**" means the ordinary shares of £0.001 each in the capital of the Company;

"**Redeemable Preference Shares**" means the redeemable preference shares of £49,999.999 each in the capital of the Company;

"**Sellers' Shares**" means the class and number of shares in the Company listed opposite each Seller's name in columns 3 and 4 (respectively) of part 1 of schedule 1;

"**Shareholders' Agreements**" means the amended and restated shareholders' agreement dated 24 July 2023 relating to the Company and the shareholders' agreement dated 19 September 2017 relating to the Company; and

"**Shareholder Resolutions**" means those resolutions of the shareholders of the Company in the form annexed as annex 1 hereto (with such amendments thereto as the Buyer or the board of directors of the Company considers appropriate).

1.2 In this agreement (including the introduction and the schedules):

(a) reference to:

(i) the singular includes the plural and vice versa;

(ii) the "**introduction**" or to a "**clause**" or "**schedule**" is a reference to the introduction of or the relevant clause or schedule of or to this agreement;

(iii) any gender includes other genders;

(iv) a person includes all forms of legal entity including an individual, company, body corporate (wherever incorporated or established or carrying on business), unincorporated association, governmental entity and a partnership and, in relation to a party who is an individual, his legal personal representative(s);

(v) a document "**in agreed form**" is to a document in the form of the draft agreed between the parties to this agreement and initialled by or on behalf of the parties for the purposes of identification; and

(vi) a party or the parties means a party or the parties to this agreement;

(b) the words "**include**", "**including**" and "**in particular**" are to be construed as being by way of illustration or emphasis only and are not to be construed so as to limit the generality of any words preceding them;

(c) the words "**other**" and "**otherwise**" are not to be construed as being limited by any words preceding them; and

(d) the headings to clauses are to be ignored in construing this agreement.

2. Sale and purchase of Sellers' Shares

2.1 Each Seller shall sell to the Buyer with full title guarantee and free from all Encumbrances (other than as set out in the articles of association of the Company from time to time) the class and number of shares in the Company listed opposite each Seller's name in columns 3 and 4 (respectively) of part 1 of schedule 1 and the Buyer shall buy the Sellers' Shares, together with all rights and advantages attaching to the Sellers' Shares with effect from Completion, including any accrued interest or returns attaching to, or any dividends or distributions declared or paid on, the Sellers' Shares on or after such date, which shall be carried forward with the Buyer's Shares.

2.2 Each Seller irrevocably waives all pre-emption rights which he may have under the Company's articles of association or any other agreement relating to the Sellers' Shares (including, but not limited to, paragraph 6, schedule 4 of the Shareholders' Agreements) so as to enable the sale of the Sellers' Shares to the Buyer to proceed free of pre-emption rights.

2.3 The Buyer shall not be obliged to complete the purchase of any of the Sellers' Shares unless the purchase of all of the Sellers' Shares is completed simultaneously.

3. Consideration

The Buyer shall satisfy the consideration for the Sellers' Shares sold by each Seller by the allotment and issue (credited as fully paid) to each Seller of the class and number of Buyer's Shares set out opposite such Seller's name in columns 5 and 6 of part 1 of schedule 1.

4. Note Assignment

4.1 Each Noteholder shall assign, transfer and convey with full title guarantee and free from all Encumbrances (the "**Note Assignment**") the number of notes set out opposite such Noteholder's name in the column 4 of the table in part 2 of schedule 1 to the Buyer and the Buyer hereby assumes (the "**Note Assumption**") from the Noteholders all of the Noteholders' rights, title and interest in the notes with effect from Completion, including any accrued interest or returns attaching to the Noteholders' Notes on or after such date, which shall be carried forward with the Buyer's Notes.

4.2 In consideration for the Note Assumption and Note Assignment, the Buyer shall enter into new convertible loan note instruments and note subscription agreements on the same terms and conditions as the CLNs and Note Subscription Agreements and shall satisfy the consideration for the Noteholders' Notes by the allotment and issue (credited as fully paid) to each Noteholder of the number of Buyer's Notes set out opposite such Noteholder's name in column 5 of the table in part 2 of schedule 1.

4.3 The Company acknowledges receipt of and notice of, and the Company consents and agrees to, the Note Assignment and Note Assumption. The parties agree that, as of the date of Completion, any reference to the Noteholders in the CLNs and the Note Subscription Agreement shall be a reference to the Buyer.

4.4 The Buyer shall not be obliged to complete the Note Assumption and Note Assignment unless the Note Assumption and Note Assignment of all of the Noteholders' Notes is completed simultaneously.

5. Completion

5.1 The sale and purchase of the Sellers' Shares and the Noteholders' Notes shall be completed virtually immediately following: (i) the signature of this agreement by all parties; and (ii) satisfaction of the requirements set out in clauses 5.2 to 5.4 inclusive.

5.2 On Completion, the Sellers and the Noteholders shall (where applicable) deliver to the Buyer:

(a) completed and signed transfers of the Sellers' Shares to the Buyer and the related share certificates (or indemnities in respect of such share certificates in the agreed form);

(b) completed and signed transfers of the Noteholders' Notes to the Buyer and the related note certificates (or indemnities in respect of such note certificates in the agreed form); and

(c) a duly signed ITEPA Election for each of the Employee Shareholders, in respect of the Buyer's Ordinary Shares to be allotted to that Seller.

5.3 On or prior to Completion, the Sellers and the Noteholders shall procure the (i) holding of a meeting of the directors of the Company to approve the transfers (subject to any stamping) referred to in clauses 5.2(a) and 5.2(b); and (ii) the Shareholder Resolutions.

5.4 On Completion, the Buyer shall:

(a) subject to compliance by the Sellers with their obligations under clauses 5.2(a) and 5.2(c) (in the case of Employee Shareholders only):

(i) allot and issue to each Seller credited as fully paid the class and number of Buyer Shares listed opposite that Seller's name column 5 and 6 (respectively) of the table in part 1 of schedule 1 and the Buyer shall enter each Seller in its register of members as the holder of the Buyer Shares so allotted to them and shall deliver to each of them a share certificate with respect to such Buyer Shares; and

(ii) retain copies of the ITEPA Election for each of the Employee Shareholders signed by the Company; and

(b) subject to compliance by the Noteholders with their obligations under clause 5.2(b), allot and issue to each Noteholder credited as fully paid the number of Buyer's Notes listed opposite that Noteholder's name column 5 of the table in part 2 of schedule 1 and the Buyer shall enter each Noteholder in its register of noteholders as the holder of the Buyer's Notes so allotted and shall deliver to him a note certificate for them.

5.5 On Completion, the Company shall deliver to the Buyer the statutory books of the Company complete and accurate up to Completion and any certificates of incorporation, certificates of incorporation on change of name and all unused share certificates of the Company and all cheque books of the Company.

6. Post-Completion

6.1 Each Seller shall, and shall procure that any other necessary party shall, execute and deliver such deeds and documents and do all such acts and things as the Buyer may reasonably require on or after Completion for transferring to or vesting in the Buyer the legal and beneficial ownership of the Sellers' Shares held by such Seller.

6.2 After Completion, each Seller:

(a) to secure the Buyer's interests under this agreement, irrevocably, unconditionally and severally appoints the Buyer and each director of the Buyer to be their attorney pending the Buyer's registration as a member of the Company with power on that Seller's behalf to execute and deliver all deeds and documents and to do all acts and things and exercise all rights which the Buyer would be entitled to execute, deliver and do and exercise if the Buyer was registered as the holder of the Sellers' Shares held by that Seller with power to sub-delegate this power and power to appoint a substitute attorney in addition to the Buyer and/or such directors; and

(b) agrees that for so long as any Sellers' Shares remain registered in their name they will:

(i) not exercise any of their rights as a member of the Company or appoint any other person to exercise such rights;

(ii) hold on trust for and pay or deliver to the Buyer any distributions or notices, documents or other communications which may be received after the date of this agreement by that Seller in their capacity as a member of the Company from the Company or any third party; and

(iii) on request by the Buyer ratify all documents executed and acts done by the Buyer as their attorney.

6.3 Each Noteholder shall, and shall procure that any other necessary party shall, execute and deliver such deeds and documents and do all such acts and things as the Buyer may reasonably require on or after Completion for transferring to or vesting in the Buyer the legal and beneficial ownership of the Noteholders' Notes held by such Noteholder.

7. Novation of Future Fund Rights

7.1 The Buyer agrees with Future Fund and the Company that the Buyer will be bound by the FF CLA Documents from Completion and shall be able to enforce the terms the FF CLA Document as if it were a party to the FF CLA Documents in place of the Company and as though references to the Company were to the Buyer and undertakes:

(a) to the Company that it will discharge all of the Company's liabilities and perform all of the Company's obligations under the FF CLA Documents due to be discharged or performed after Completion; and

(b) to Future Fund that it will discharge all the Company's outstanding liabilities and perform all the Company's outstanding obligations under each FF CLA Document whether due to be discharged or performed before or after Completion and subject to the terms of and limitations in the FF CLA Document shall be responsible for any breach of such FF CLA Document committed by the Company before Completion.

7.2 Without prejudice to the liabilities and obligations now owed between the Buyer and Company and between the Buyer and the Future Fund pursuant to clause 7.1 and/or 7.3, from Completion the Company and the Future Fund release the other from all outstanding obligations under the FF CLA Document and from all liabilities arising under it.

7.3 Future Fund agrees with the Buyer that from Completion it will, and undertakes to the Buyer to, discharge all of the Future Fund's outstanding liabilities and perform all the Future Fund's outstanding obligations under the FF CLA Documents whether due to be discharged or performed before or after Completion and subject to the terms of and limitations in the FF CLA Documents will be responsible to the Buyer for any breach of the FF CLA Documents committed by Future Fund before Completion and that all rights and benefits under the FF CLA Documents shall be deemed novated to and vested in the Buyer.

8. Confidential Information

8.1 Each Seller and each Noteholder undertakes to the Buyer and to the Company that it will keep secret at all times and shall not use or disclose to any person for that Seller's or Noteholder's or another's benefit, any Confidential Information and/or any confidential information relating to the Buyer which has come to their knowledge before Completion.

8.2 The restrictions in clause 8.1 shall not apply to:

(a) any use or disclosure authorised in writing by the Buyer or made in the proper course of the Seller's service agreement with the Company or as required by the order of a court of competent jurisdiction or an appropriate regulatory authority; or

(b) any information which is in the public domain otherwise than as a result of a breach of this clause.

9. Third party rights

Except for any indemnity expressed to be given in favour of or any obligation expressed to be owed to the Company no term of this agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party.

10. Entire agreement

10.1 This agreement:

(a) constitutes the entire agreement between the parties about the subject matter of this agreement; and

(b) (in relation to such subject matter) supersedes all earlier discussions, understandings and agreements between any of the parties and all earlier representations by any party.

10.2 The parties have not entered into this agreement in reliance on, nor have they given, any representation, warranty or promise except as expressly set out in this agreement.

10.3 No representation or warranty or any other term is to be implied into this agreement whether by virtue of usage or course of dealing or otherwise save as expressly set out in it.

10.4 If a party has made or given any representation, warranty or promise or otherwise made any innocent or negligent misrepresentation then (except to the extent that it has been expressly set out in this agreement) the party to whom it is given waives any rights or remedies which it may have in respect of it and agrees that the other party shall have no liability in respect of it. No party shall have any claim for innocent or negligent misrepresentation based upon any statement in this agreement.

10.5 This clause shall not exclude the liability of any party for fraud or fraudulent misrepresentation.

11. Miscellaneous

11.1 This agreement shall not be varied or modified except by written instrument signed by each of the parties.

11.2 No failure or delay by the Buyer in exercising any right under this agreement shall operate as a waiver of such right nor shall any single or partial exercise of any right preclude the exercise of any other right.

11.3 This agreement may be executed in any number of counterparts, each of which, when executed and delivered, is an original, but all of the counterparts taken together shall constitute one document. This agreement shall not take effect until it has been executed by all the parties.

11.4 In circumstances where an assignment or a novation in this agreement has been executed on behalf of a Seller under a power of attorney, and such execution on behalf of a Seller under a power of attorney is found or is deemed to be, or becomes invalid, illegal, void or unenforceable, a Seller shall, as soon as reasonably practicable and in any case no later than 15 days following such determination, execute the agreement in its own capacity and on its own behalf without reliance on a power of attorney.

12. Notices

12.1 Any notice to be served in connection with this agreement shall be in writing (which, for the avoidance of doubt, shall include email) and any notice or other correspondence under or in connection with this agreement shall be delivered:

(a) to the addresses set against their respective names in this agreement or to the email addresses set out in the shareholders' agreement relating to the Company or to such other address as may be notified in writing for the purposes of this agreement to the party serving the document; and

(b) also, to Taylor Wessing LLP, 5 New Street Square London EC4A 3TW (for the attention of Howard Palmer).

12.2 Any such notice or correspondence shall be deemed to have been served as follows:

(a) in the case of delivery by hand, on delivery if delivered between 9.00 a.m. and 5.00 p.m. in the place of receipt on a business day and, if delivered outside such hours, at the time when such hours re-commence on the first business day following delivery in the place of receipt;

(b) in the case of service by registered mail, on the second business day after the day on which it was posted; and

(c) in the case of delivery by email, on the day it is transmitted provided that if that day is not a business day or, being a business day, transmission takes place after 5.00 p.m. in the place of receipt, then at 9.00 a.m. in the place of receipt on the first business day following transmission of the notice.

12.3 Subject as provided in clause 12.2, in proving such service it shall be sufficient to prove that the notice or correspondence was properly addressed and left at or posted by registered mail to or transmitted by email to the place to which it was so addressed.

13. Governing law and jurisdiction

13.1 This agreement and any dispute or claim relating to it or its subject matter, its enforceability or its termination (including non-contractual claims) is to be governed by and construed in accordance with English law.

13.2 The courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue between the parties whether arising out of or in connection with this agreement or otherwise (including non-contractual claims). The parties to this agreement irrevocably submit to such jurisdiction and waive any objection to it, on the ground of inconvenient forum or otherwise. No party shall oppose the recognition or enforcement of a judgment, order or decision of those courts in respect of any such claim or dispute by the courts of any state which, under the laws and rules applicable in that state, are competent or able to grant such recognition or enforcement.

SCHEDULE 1

Part 1

The Sellers and the Consideration

1. Shareholder Name	2. Shareholder Address	3. Class of Sellers' Share	4. Number of Sellers' Shares held	5. Class of Buyer Share	6. Number of Buyer Shares
Ian Murphy	Brickle House Walden Road Debden Saffron Waldon Essex CB11 3JU	Ordinary Shares	593,699	Ordinary Shares	593,699
Colin Smithers	10 Grange Park Bishop's Stortford Hertfordshire CM23 2HX	Ordinary Shares	593,699	Ordinary Shares	593,699
Justin Floyd	3 Avenue du Parc Courbevoie 92400 France	Ordinary Shares	3,085,186	Ordinary Shares	3,085,186
HRK Participations SA	15 Boulevard Roosevelt L-2450 Luxembourg With notices being for the attention of: Hans Rudolf Kunz	Ordinary Shares	14,152,330	Ordinary Shares	14,152,329
		Redeemable Preference Shares	1	Redeemable Preference Shares	0
Nikolaus Senn	Craista 58b, 7551 Ftan, Switzerland	Ordinary Shares	13,048,269	Ordinary Shares	13,048,269
Nicholas Paul Bell	Holly Cottage 50 Captains Wood Sudbourne Woodbridge	Ordinary Shares	118,109	Ordinary Shares	118,109

1. Shareholder Name	2. Shareholder Address	3. Class of Sellers' Share	4. Number of Sellers' Shares held	5. Class of Buyer Share	6. Number of Buyer Shares
	IP12 2HA				
Hans-Peter Bauer	Klusweg 37 Zurich 8032 Switzerland	Ordinary Shares	328,958	Ordinary Shares	328,958
Theodor Härtsch	Pflugsteinstrasse 37 8703 Erlenbach Switzerland	Ordinary Shares	33,563	Ordinary Shares	33,563
Danielle Heller	Walenseeliweg 19 8806 Bäch Switzerland	Ordinary Shares	775,605	Ordinary Shares	775,605
Christopher Mark Bowley	123 Bishops Road Trumpington Cambridge CB2 9NR	Ordinary Shares	319,455	Ordinary Shares	319,455
Urs S Kunz	Ruetistrasse 31 8702 Zollikon Switzerland	Ordinary Shares	216,896	Ordinary Shares	216,896
Sami Zerelli	THE GRAND Creek Harbour Flat 1302 Al Khairan First Dubai UAE	Ordinary Shares	1,153,952	Ordinary Shares	1,153,952
Annina and Thomas Korak	Wenkenhaldenweg 8, 4125, Riehen, Switzerland	Ordinary Shares	511,273	Ordinary Shares	511,273
Sharon Dodgson	The Paddock, Lyndon Road, Hambleton, Oakham, Leicestershire LE15 8BG	Ordinary Shares	130,060	Ordinary Shares	130,060
Inge Jost	Kilchbergstr. 49, 8038 Zurich, Swtizerland	Ordinary Shares	50,766	Ordinary Shares	50,766
Darisse Summers	2825 N. Kensington St., Arlington, VA 22207 USA	Ordinary Shares	2,774,057	Ordinary Shares	2,774,057

1. Shareholder Name	2. Shareholder Address	3. Class of Sellers' Share	4. Number of Sellers' Shares held	5. Class of Buyer Share	6. Number of Buyer Shares
Christian Camenzind	Gstadstrasse 20, 8702 Zollikon, Switzerland	Ordinary Shares	9,894	Ordinary Shares	9,894
Kevin Chattwell	The Old School House, Moorhouse Road, London W2 5DJ	Ordinary Shares	9,894	Ordinary Shares	9,894
Jürg Kunz	Neuhofstrasse 40 6345, Neuheim Switzerland	Ordinary Shares	192,069	Ordinary Shares	192,069
Beat Sauter	Wolfensbergstrasse 55 8400 Winterthur, Switzerland	Ordinary Shares	273,687	Ordinary Shares	273,687
Brigitte Steinegger-Sauter	Wolfensbergstrasse 55 8400 Winterthur, Switzerland	Ordinary Shares	314,060	Ordinary Shares	314,060
Heinz Saner	Seestrasse 356, 8038 Zurich, Switzerland	Ordinary Shares	326,299	Ordinary Shares	326,299
Pascal Bauer	Waldschulweg 15 8032 Zurich Switzerland	Ordinary Shares	34,118	Ordinary Shares	34,118
Monika Senn Juergens	Brunnhalde 4, 6006 Lucerne, Switzerland	Ordinary Shares	103,830	Ordinary Shares	103,830
Christina Byland	Chemin Des Etroubles 23,1232 Confignon, Switzerland	Ordinary Shares	7,037,859	Ordinary Shares	7,037,859
Hans Rudolf Schumacher	1M – Gsteig 4, 8700 Kusnacht, Switzerland	Ordinary Shares	103,995	Ordinary Shares	103,995
Silvio Marco Zgraggen	Seestr 125 1707 Uetikon am See Switzerland	Ordinary Shares	86,329	Ordinary Shares	86,329

1. Shareholder Name	2. Shareholder Address	3. Class of Sellers' Share	4. Number of Sellers' Shares held	5. Class of Buyer Share	6. Number of Buyer Shares
Alexandra McClintock	1a Neville Street, London SW7 3AR	Ordinary Shares	57,997	Ordinary Shares	57,997
UK FF Nominees Ltd	UK FF Nominees Limited, 10th Floor, 5 Churchill Place, London, E14 5HU	Ordinary Shares	3,564,177	Ordinary Shares	3,564,177
Total			**50,000,086**		**50,000,084**

Part 2

The Noteholders and the Consideration

1. Noteholder Name	2. Noteholder Address	3. Company Convertible Loan Note Instrument	4. Number of Noteholder's Notes held	5. Number of Buyer's Notes
Christina Byland	Chemin Des Etroubles 23,1232 Confignon, Switzerland	Unsecured convertible loan notes 2026	£10,500,000	£10,500,000
Total			£10,500,000	£10,500,000

SCHEDULE 2

Details of the Company

Company Name:	**RedCloud Technologies Limited**
Company Number:	08872820
Date of Incorporation:	3 February 2014
Registered Office:	50 Liverpool Street, London, England, EC2M 7PY
Directors	Justin Beck Hinton Floyd Soumaya Hamzaoui Hans Rudolf Kunz Nikolaus Beat Senn
Issued Share Capital:	50,000,085 Ordinary Shares 1 Redeemable Preference Share

This agreement has been executed and delivered as a deed on the date shown on the first page.

EXECUTED as a deed by)
REDCLOUD HOLDINGS PLC)
acting by a director)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by)
REDCLOUD TECHNOLOGIES LIMITED)
acting by a director)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by)
IAN MURPHY)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by)
COLIN SMITHERS)
In the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
JUSTIN FLOYD)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by
HRK PARTICIPATIONS SA)
acting by an authorised signatory who, in accordance) …………………………………..
with the laws of its territory of incorporation, is acting) **Authorised Signatory**
under the authority of the company:)

Print name: …………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
NIKOLAUS SENN)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
NICHOLAS PAUL BELL)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Justin Fletcher
as attorney for and on behalf of)
HANS-PETER BAUER)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
THEODOR HÄRTSCH)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
DANIELLE HELLER)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
CHRISTOPHER MARK BOWLEY)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
URS S KUNZ)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
SAMI ZERELLI)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
ANNINA AND THOMAS KORAK as)
joint shareholders)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
SHARON DODGSON)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
INGE JOST)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
DARISSE SUMMERS)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
CHRISTIAN CAMENZIND)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
KEVIN CHATTWELL)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
JÜRG KUNZ)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
BEAT SAUTER)
in the presence of) ……………………………

Witness signature: ……………………………

Name: ……………………………

Address: ……………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
BRIGITTE STEINEGGER-SAUTER)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
HEINZ SANER)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Justin Fletcher
as attorney for and on behalf of)
PASCAL BAUER)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
MONIKA SENN JUERGENS)
in the presence of) ………………………………

Witness signature: ………………………………

Name: ………………………………

Address: ………………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
CHRISTINA BYLAND)
in the presence of) ………………………………

Witness signature: ………………………………

Name: ………………………………

Address: ………………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
HANS RUDOLF SCHUMACHER)
in the presence of) ………………………………

Witness signature: ………………………………

Name: ………………………………

Address: ………………………………

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
SILVIO MARCO ZGRAGGEN)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
ALEXANDRA MCCLINTOCK)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

EXECUTED as a deed by Hans Rudolf Kunz
as attorney for and on behalf of)
UK FF NOMINEES LTD)
in the presence of) …………………………….

Witness signature: …………………………….

Name: …………………………….

Address: …………………………….

ANNEX 1

SHAREHOLDER RESOLUTIONS